INCOME TAXES - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 34,040	$ 12,088
Deferred revenues	10	1,678
Research and development credit carryforwards	4,988	3,179
Accrued expenses and other	1,145	1,610
Stock-based compensation	167	113
Depreciation	(100)
Depreciation		16
Total deferred tax assets	40,250	18,684
Less: valuation allowance	(40,250)	(18,684)
Net deferred tax assets	$ 0	$ 0